SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                         March 26, 2003 (March 21, 2003)





               AMERICAN INSURED MORTGAGE INVESTORS L.P. - SERIES 88
             (Exact name of registrant as specified in its charter)

          Delaware                      1-12724                  13-3398206
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on March 21, 2003 announcing the quarterly distribution to the Partnership's unitholders. The above referenced press release is incorporated by reference herein.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on March 24, 2003 announcing the fourth quarter 2003 net earnings for the Partnership. The above referenced press release is incorporated by reference herein.






Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated March 21, 2003.

     Exhibit 99.2 - Press Release dated March 24, 2003.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS L.P. - SERIES 88

                                                    By: CRIIMI, Inc.
                                                        General Partner


Dated: March 26, 2003                               By:/s/ Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated March 21, 2003

*    99.2 Press Release dated March 24, 2003

*    Filed herewith.